UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07657

Oppenheimer Developing Markets Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 2/28/2013

Item 1. Reports to Stockholders.

2 | 28 | 2013

SEMIANNUAL REPORT

Oppenheimer Developing Markets Fund

OppenheimerFunds®

The Right Way to Invest

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/28/13

	Class A Shares of the Fund

	Without Sales Charge	With Sales Charge	MSCI Emerging Markets Index
6-Month	10.87%	4.49%	12.06%
1-Year	5.88	-0.21	0.28
5-Year	5.04	3.80	0.34
10-Year	20.54	19.83	16.91

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2	OPPENHEIMER DEVELOPING MARKETS FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 10.87% over the six-month period ended February 28, 2013, underperforming its benchmark, the MSCI Emerging Markets Index (the “Index”), which returned 12.06%. Emerging market equities rallied and generally outperformed their developed market counterparts this period, particularly early on. Increased measures by the European Central Bank (the “ECB”) and other central banks improved investor sentiment, helping to trigger a rally in risk markets. The performance of emerging market equities slowed in the closing months of the period, but this did not offset earlier gains.

The Fund’s underperformance versus the Index stemmed primarily from weaker stock selection in the information technology sector. Stock selection in energy and an underweight to financials also resulted in underperformance for the Fund, but to a lesser degree. Stock selection in the consumer discretionary sector made the strongest positive impact by a large margin on relative performance, followed by industrials. Geographically, the Fund’s investments in Brazil, India and the Philippines and underweights in South Africa, Malaysia and Taiwan were sources of outperformance against the Index. The Fund’s holdings in China, Mexico and South Korea and an overweight exposure to the United Kingdom detracted from performance versus the Index.

MARKET OVERVIEW

While macroeconomic concerns remained throughout the period, emerging market equities performed positively, as improved investor sentiment resulted in a rally among equities and other riskier asset classes. Central banks throughout the globe took action to help bolster the markets. In Europe, the ECB committed to potentially unlimited bond purchases to ease financing pressure on countries such as Spain and Italy. Under the plan, these and other members of the European Union (excluding Greece) would be able to maintain access to funding at sustainable interest rates, on the condition that they continue with strict reform programs. In the U.S., the Federal Reserve (the “Fed”) introduced a third round of quantitative easing early in the period, under which it announced plans to purchase mortgage-backed bonds on a monthly basis until the labor market shows signs of substantial improvement. In addition to these actions, concerns regarding an economic slowdown in the emerging markets also eased, in the hope that China’s new leadership may adopt more stimulative fiscal policies than their predecessors.

OPPENHEIMER DEVELOPING MARKETS FUND	3

Global markets experienced some pullback in the wake of the U.S. presidential election as investors contemplated the potential effect of higher taxes on the world’s largest economy and the possible repercussions on others. While non-U.S. markets eventually shrugged off this worry, emerging markets did so to a greater degree, further supporting the outperformance of emerging market equities this period. We believe this reflected the view that many emerging markets are now the producers of their own growth, and less dependent on export markets than in the past.

Although emerging market equities performed well and outperformed developed market equities, they experienced increased volatility to close the period. This was the result of a slippage in economic output expansion, coupled with a deceleration of credit growth and falling inflationary momentum. However, we remain confident that emerging economies will persist in recording higher levels of growth than the developed world over the long term.

FUND REVIEW

The strongest contributors to the Fund’s returns were Infosys Ltd., Fomento Economico Mexicano SAB de CV (“FEMSA”), BM&F Bovespa SA and SM Prime Holdings, Inc. Infosys is an India-based international IT consulting and software company with a global footprint and many Fortune 500 companies as clients. It is the leader in offshore outsourcing, which is one of the most significant themes in software worldwide. The company makes almost all of its sales overseas, with North America accounting for two-thirds of the total. Clients come largely from the financial services, manufacturing, telecom, and retail industries. Shares of Infosys rallied in January 2013 after the company released better-than-expected quarterly results. We remain comfortable with our position and are excited about Infosys’ transformation from a low-cost back office programming company into a full IT systems consultant.

FEMSA is the largest beverage company in Mexico and Latin America, controlling Coca-Cola FEMSA, and is the largest independent Coca-Cola bottler in the world. It also owns and operates OXXO, the largest convenience store chain in Latin America and holds a 20% stake in Heineken. The stock continued to perform well as sales increased across its businesses. The company also agreed to purchase a 75% stake in drug store chain YZA, and announced plans to further expand OXXO and venture further into new businesses.

Bovespa is the only stock exchange located in Brazil and is the eighth largest stock market in the world. The company produced solid results due to higher volumes in its equities and derivatives segments. SM Prime Holdings is the largest shopping mall and retail operator in the Philippines. The company continued to expand by opening new malls in the Philippines and China and also benefited from robust consumer spending and strong economic fundamentals. We believe SM

4	OPPENHEIMER DEVELOPING MARKETS FUND

Prime will continue to benefit from a growing middle class in China and increased consumer discretionary spending.

While individual detractors from performance were limited, the most significant were Baidu, Inc. and America Movil SAB de CV. Baidu is a leading internet search provider in China, often called the “Google of China,” with an estimated 80% share of the market. The stock has suffered due to controversy over its ability to adapt to and monetize mobile search. As a result, the stock’s valuation has become increasingly attractive to us and we have added significantly to our position. It is the Fund’s largest common stock holding at period end. America Movil is the dominant provider of wireless telecommunication services in Latin America and the Fund’s second largest holding at period end. The company faced stronger competition in the region and also was faced with increased regulation in Mexico.

STRATEGY & OUTLOOK

As we look ahead into the remainder of 2013, we are mindful of the fact that it has been five years since the financial crisis watershed of the Lehman bankruptcy in September 2008. Since that time, we have seen in the major emerging market economies a full cycle of expansion and slowdown, and we think expansion is likely again. The opportunities for developing markets growth appear to us to be better than they have been for some time. In the U.S., deleveraging continues but slow growth is apparent in housing and employment data.

During 2012, the appetite for safety drove up the valuation of high quality companies with highly visible earnings, to the benefit of many of our holdings. We have harvested some of these gains and redeployed capital into companies that we believe are undervalued, some whose earnings visibility may be considered low by other market participants, and some with higher economic sensitivity. We continue to structure the Fund’s portfolio for long-term growth, seeking companies with persistent competitive advantages, high barriers to entry, and the financial strength necessary to develop their potential.

OPPENHEIMER DEVELOPING MARKETS FUND	5

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Baidu, Inc., Sponsored ADR	3.6%
America Movil SAB de CV, Series L, ADR	2.7
NHN Corp.	2.2
Anglo American plc	2.1
Carlsberg AS, Cl. B	2.0
Infosys Ltd.	2.0
Magnit	2.0
NovaTek OAO, Sponsored GDR	1.9
Housing Development Finance Corp. Ltd.	1.6
BM&FBovespa SA	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

China	13.2%
India	12.7
Brazil	11.3
United Kingdom	7.6
Mexico	6.4
United States	6.2
Russia	6.0
Hong Kong	4.6
Turkey	3.7
South Korea	3.5

Portfolio holdings and allocation are subject to change. Percentages are as of February 28, 2013, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2013, and are based on the total market value of investments.

6	OPPENHEIMER DEVELOPING MARKETS FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 2/28/13

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (ODMAX)	11/18/96	10.87%	5.88%	5.04%	20.54%
Class B (ODVBX)	11/18/96	10.39%	4.95%	4.16%	19.98%
Class C (ODVCX)	11/18/96	10.50%	5.15%	4.30%	19.68%
Class I (ODVIX)	12/29/11	11.11%	6.36%	19.36%*	N/A
Class N (ODVNX)	3/1/01	10.67%	5.48%	4.65%	20.10%
Class Y (ODVYX)	9/7/05	11.02%	6.20%	5.35%	12.60%*
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 2/28/13
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (ODMAX)	11/18/96	4.49%	-0.21%	3.80%	19.83%
Class B (ODVBX)	11/18/96	5.39%	-0.05%	3.90%	19.98%
Class C (ODVCX)	11/18/96	9.50%	4.15%	4.30%	19.68%
Class I (ODVIX)	12/29/11	11.11%	6.36%	19.36%*	N/A
Class N (ODVNX)	3/1/01	9.67%	4.48%	4.65%	20.10%
Class Y (ODVYX)	9/7/05	11.02%	6.20%	5.35%	12.60%*

*Shows performance since inception.

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the MSCI Emerging Markets Index, which is designed to measure equity market performance of emerging markets. The Index is unmanaged and cannot be purchased directly by investors. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

OPPENHEIMER DEVELOPING MARKETS FUND	7

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8	OPPENHEIMER DEVELOPING MARKETS FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 28, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER DEVELOPING MARKETS FUND	9

Actual	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During 6 Months Ended February 28, 2013
Class A	$ 1,000.00	$ 1,108.70	$ 6.92
Class B	1,000.00	1,103.90	11.48
Class C	1,000.00	1,105.00	10.59
Class I	1,000.00	1,111.10	4.51
Class N	1,000.00	1,106.70	8.92
Class Y	1,000.00	1,110.20	5.24

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.25	6.63
Class B	1,000.00	1,013.93	10.99
Class C	1,000.00	1,014.78	10.14
Class I	1,000.00	1,020.53	4.32
Class N	1,000.00	1,016.36	8.53
Class Y	1,000.00	1,019.84	5.02

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended February 28, 2013 are as follows:

Class	Expense Ratios
Class A	1.32%
Class B	2.19
Class C	2.02
Class I	0.86
Class N	1.70
Class Y	1.00

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10	OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS February 28, 2013 / Unaudited

	Shares	Value
Common Stocks—93.3%
Consumer Discretionary—12.8%
Automobiles—1.1%
Astra International
Tbk PT	453,105,000	$372,761,913
Diversified Consumer Services—2.3%
Estacio Participacoes SA1	12,367,650	303,036,791
Kroton Educacional SA1,2	11,170,894	292,337,228
MegaStudy Co. Ltd.[1]	120,179	8,756,838
New Oriental Education & Technology Group, Inc., Sponsored ADR[1]	10,457,867	158,959,578

		763,090,435
Hotels, Restaurants & Leisure—3.0%
Ctrip.com International Ltd., ADR[1,2]	12,861,865	248,105,376
Genting Bhd	72,873,300	223,772,081
Genting Singapore plc	149,389,000	189,009,897
Home Inns & Hotels Management, Inc., ADR[1,2]	4,389,313	128,080,153
Jollibee Foods Corp.[1]	55,040,183	171,780,601

		960,748,108
Household Durables—0.6%
MRV Engenharia e Participacoes SA1	28,128,500	180,474,866
Internet & Catalog Retail—0.2%
B2W Compania Global Do Varejo[1,2]	11,430,158	80,786,052
Media—1.7%
Grupo Televisa SAB, Sponsored ADR	5,944,603	159,493,699
Sun TV Network Ltd.	10,347,110	77,967,057
Zee Entertainment Enterprises Ltd.[1]	82,461,017	332,693,562

		570,154,318
Multiline Retail—1.7%
Lojas Americanas SA, Preference[1]	46,098,573	420,602,318
Shinsegae Co. Ltd.[1]	705,145	147,498,758

		568,101,076

	Shares	Value
Textiles, Apparel & Luxury Goods—2.2%
Burberry Group plc	6,001,303	$125,274,844
Prada SpA, Unsponsored ADR	44,418,000	440,136,585
Salvatore Ferragamo Italia SpA	5,663,934	158,613,075

		724,024,504
Consumer Staples—21.7%
Beverages—8.4%
Anadolu Efes Biracilik Ve Malt Sanayii AS	14,103,020	211,680,540
Carlsberg AS, Cl. B1	6,454,797	663,375,004
Compania de Bebidas das Americas, Preference, ADR	3,342,400	148,335,712
Fomento Economico Mexicano SAB de CV, Sponsored ADR	1,884,567	210,581,517
Fomento Economico Mexicano SAB de CV, UBD	42,745,123	477,596,895
Heineken NV	4,735,771	353,593,517
Nigerian Breweries plc	188,827,399	196,726,256
SABMiller plc	8,702,524	432,634,904
Tsingtao Brewery Co. Ltd., Cl. H	10,402,000	65,116,445
United Spirits Ltd.	487,657	16,537,582

		2,776,178,372
Food & Staples Retailing—7.0%
Almacenes Exito SA	9,821,746	189,661,302
Almacenes Exito SA, GDR[3]	11,250,373	218,847,881
BIM Birlesik Magazalar AS	3,118,791	147,803,837
Cencosud SA	31,870,406	198,768,917
Compania Brasileira de Distribuicao Grupo Pao de Acucar, ADR	3,796,889	192,426,335
E-Mart Co. Ltd.[1]	1,407,441	287,252,752
Inretail Peru Corp.[2,3]	4,459,100	104,878,032
Magnit[1]	3,474,335	646,921,674

OPPENHEIMER DEVELOPING MARKETS FUND	11

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value
Food & Staples Retailing (Continued)
Wal-Mart de Mexico SAB de CV	78,964,964	$247,450,835

		2,234,011,565
Food Products—3.2%
Tingyi Cayman Islands Holding Corp.	152,852,000	400,084,532
Unilever plc	8,508,782	339,228,741
Want Want China Holdings Ltd.	238,277,000	334,268,627

		1,073,581,900
Household Products—1.3%
Hindustan Unilever Ltd.	38,148,163	311,993,845
Unilever Indonesia Tbk PT	47,524,500	112,374,898

		424,368,743
Personal Products—1.8%
Colgate-Palmolive India Ltd.[1]	7,141,172	170,046,656
Marico Ltd.	30,483,651	118,925,741
Natura Cosmeticos SA	11,494,800	296,748,651

		585,721,048
Energy—9.5%
Energy Equipment & Services—2.2%
China Oilfield Services Ltd., Cl. H	33,162,000	70,466,471
Eurasia Drilling Co. Ltd., GDR	4,266,601	163,282,820
Saipem SpA	4,147,116	110,409,275
Tenaris SA, ADR	9,833,229	405,522,364

		749,680,930
Oil, Gas & Consumable Fuels—7.3%
BG Group plc	25,909,610	458,113,444
China Shenhua Energy Co. Ltd., Cl. H	34,552,500	130,981,936
CNOOC Ltd.	180,428,000	352,955,796
NovaTek OAO,
Sponsored GDR	5,478,316	635,484,656
Petroleo Brasileiro SA, Cl. A, Sponsored ADR	19,562,202	327,275,639
Tullow Oil plc	26,508,387	488,204,605

		2,393,016,076
Financials—18.2%
Commercial Banks—7.9%
ABSA Group Ltd.	4,838,352	87,219,582
Akbank TAS	29,676,396	144,187,509
Banco Bradesco SA, ADR	8,744,000	157,129,680

	Shares	Value
Commercial Banks (Continued)
Banco Davivienda SA, Preference[1]	11,627,728	$166,156,224
Bancolombia SA, Sponsored ADR	2,862,085	185,863,800
Commercial International Bank Egypt SAE	29,796,471	150,256,596
Credicorp Ltd.	796,300	119,429,074
Grupo Financiero Inbursa SAB de CV, Cl. O	52,758,322	148,794,873
Guaranty Trust Bank plc	488,687,732	75,906,666
HDFC Bank Ltd., ADR	7,265,463	276,450,867
ICICI Bank Ltd., Sponsored ADR	11,194,220	469,261,702
Siam Commercial Bank Public Co. Ltd.	31,323,600	187,415,153
Standard Bank Group Ltd.	12,337,517	159,433,501
Turkiye Garanti Bankasi AS	29,354,821	140,340,473
Zenith Bank plc	664,615,633	87,076,713

		2,554,922,413
Diversified Financial Services—4.1%
BM&FBovespa SA	79,156,798	536,269,911
Haci Omer Sabanci Holding AS	77,072,675	419,886,158
Hong Kong Exchanges & Clearing Ltd.	22,478,334	404,897,527
		1,361,053,596
Insurance—1.2%
AIA Group Ltd.	74,030,400	322,634,937
Sul America SA	7,687,500	73,286,413

		395,921,350
Real Estate Management & Development—3.4%
DLF Ltd.	40,021,450	203,693,401
Hang Lung Group Ltd.	24,466,750	149,060,542
Hang Lung Properties Ltd.	77,645,881	299,346,516
SM Prime Holdings, Inc.[1]	774,375,972	361,857,931
Sobha Developers Ltd.	1,520,504	11,038,012
Soho China Ltd.	142,585,000	110,860,224

		1,135,856,626

12	OPPENHEIMER DEVELOPING MARKETS FUND

	Shares	Value
Thrifts & Mortgage Finance—1.6%
Housing Development Finance Corp. Ltd.	38,324,171	$540,292,972
Health Care—2.8%
Health Care Equipment & Supplies—0.5%
Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H1	175,850,000	163,479,099
Health Care Providers & Services—1.5%
Apollo Hospitals Enterprise Ltd.	10,326,322	156,588,836
Diagnosticos da America SA1	25,974,400	179,120,218
Sinopharm Group Co. Ltd., Cl. H1	47,486,400	149,703,760

		485,412,814
Pharmaceuticals—0.8%
Cipla Ltd.	23,796,307	156,586,305
Sun Pharmaceutical Industries Ltd.	5,741,133	84,130,471

		240,716,776
Industrials—4.0%
Aerospace & Defense—0.9%
Embraer SA, ADR	8,597,212	291,789,375
Construction & Engineering—0.5%
FLSmidth & Co. AS	2,470,117	168,663,281
Industrial Conglomerates—1.8%
Enka Insaat ve Sanayi AS	52,731,661	160,641,244
Jardine Strategic Holdings Ltd.	2,302,677	88,422,797
SM Investments Corp.	12,648,325	324,762,698

		573,826,739
Transportation Infrastructure—0.8%
DP World Ltd.[4]	17,386,824	225,520,619
DP World Ltd.[4]	3,428,101	44,736,718

		270,257,337
Information Technology—15.7%
Electronic Equipment, Instruments, & Components— 0.4%
Synnex Technology International Corp.	71,816,174	146,131,274
Internet Software & Services—10.7%
Baidu, Inc., Sponsored ADR[2]	13,191,543	1,197,264,443
Mail.ru Group Ltd., GDR	5,128,923	172,229,234
MercadoLibre, Inc.[1]	2,474,115	211,808,985
NetEase, Inc., ADR	3,550,689	182,043,825

	Shares	Value
Internet Software & Services (Continued)
NHN Corp.[1]	2,949,519	$713,862,624
Tencent Holdings Ltd.	15,463,000	535,131,930
Yandex NV, Cl. A1,2	16,382,520	379,910,639
Youku Tudou, Inc., ADR[1,2]	5,875,770	119,806,950

		3,512,058,630
IT Services—2.9%
Infosys Ltd.	12,213,462	654,650,992
Tata Consultancy Services Ltd.	11,083,042	309,787,372

		964,438,364
Semiconductors & Semiconductor Equipment—1.7%
Epistar Corp.[1]	60,390,000	118,552,348
Taiwan Semiconductor Manufacturing Co. Ltd.	119,263,429	420,104,439

		538,656,787
Materials—4.8%
Chemicals—0.4%
Asian Paints Ltd.	1,758,810	137,782,340
Construction Materials—0.6%
Ambuja Cements Ltd.	40,086,188	142,204,472
Semen Gresik Persero Tbk PT	15,573,000	27,960,009
Ultratech Cement Ltd.	647,494	22,267,462

		192,431,943
Metals & Mining—3.8%
Anglo American plc	23,137,367	674,632,411
Glencore International plc	16,744,460	98,433,457
Impala Platinum Holdings Ltd.	15,756,724	242,965,104
Vale SA, Preference, Sponsored ADR	11,892,540	218,465,960

		1,234,496,932
Telecommunication Services—3.8%
Wireless Telecommunication Services—3.8%
America Movil SAB de CV, Series L, ADR	43,068,442	899,699,754
MTN Group Ltd.	19,167,140	373,353,536

		1,273,053,290

Total Common Stocks (Cost $24,851,344,727)		30,637,941,844

OPPENHEIMER DEVELOPING MARKETS FUND	13

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Units	Value
Rights, Warrants and Certificates—0.0%
Cencosud SA
Rts., Strike Price
2,600CLP,
3/14/13[2]
(Cost $–)	2,020,578	$1,570,412
	Shares
Structured Securities—0.1%
UBS AG,
Vietnam Dairy
Products JSC
Equity Linked
Nts., 1/29/14[2,3]
(Cost $39,834,294)	7,985,244	39,055,828

	Shares	Value
Investment Companies—7.1%
iShares FTSE A50
China Index
Exchange Traded
Fund	176,985,500	$260,608,388
Oppenheimer
Institutional Money
Market Fund, Cl. E,
0.14%[1,5]	2,052,052,399	2,052,052,399

Total Investment Companies
(Cost $2,315,447,545)		2,312,660,787
Total Investments, at Value
(Cost $27,206,626,566)	100.5%	32,991,228,871
Liabilities in Excess of Other Assets	(0.5)	(148,818,432)

Net Assets	100.0%	$32,842,410,439

Footnotes to Statement of Investments

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

CLP         Chilean Peso

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares August 31, 2012	Gross Additions	Gross Reductions	Shares February 28, 2013
B2W Compania Global Do
Varejo	11,430,158	—	—	11,430,158
Banco Davivienda SA,
Preference	11,608,902	18,826	—	11,627,728
Carlsberg AS, Cl. Ba	6,571,513	312,351	429,067	6,454,797
CFAO	3,637,824	—	3,637,824	—
Colgate-Palmolive India Ltd.	7,320,782	—	179,610	7,141,172
Ctrip.com International Ltd.,
ADR	13,554,519	—	692,654	12,861,865
Diagnosticos da America SA	—	25,974,400	—	25,974,400
E-Mart Co. Ltd.	1,556,710	—	149,269	1,407,441
Epistar Corp.	60,390,000	—	—	60,390,000
Estacio Participacoes SA	10,866,000	1,501,650	—	12,367,650
Home Inns & Hotels
Management, Inc., ADR	4,389,313	—	—	4,389,313
Jollibee Foods Corp.	55,136,213	—	96,030	55,040,183
Kroton Educacional SA	11,364,377	—	193,483	11,170,894
Lojas Americanas SA,
Preference	46,098,573	—	—	46,098,573
Magnit[a]	4,741,774	—	1,267,439	3,474,335
Magnit OJSC, Sponsored GDR	4,329,830	—	4,329,830	—
MegaStudy Co. Ltd.[a]	499,330	—	379,151	120,179

14	OPPENHEIMER DEVELOPING MARKETS FUND

Footnotes to Statement of Investments (Continued)

	Shares August 31, 2012	Gross Additions		Gross Reductions	Shares February 28, 2013
MercadoLibre, Inc.	342,640	2,131,475		—	2,474,115
MRV Engenharia e Participacoes SA	—	28,128,500		—	28,128,500
New Oriental Education & Technology Group, Inc., Sponsored ADR	10,457,867	—		—	10,457,867
NHN Corp.	2,797,857	423,295		271,633	2,949,519
Oppenheimer Institutional Money Market Fund, Cl. E	1,060,435,956	3,160,799,621		2,169,183,178	2,052,052,399
Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H	—	175,850,000		—	175,850,000
Shinsegae Co. Ltd.	705,145	—		—	705,145
Sinopharm Group Co. Ltd., Cl. H	31,406,000	16,080,400		—	47,486,400
SM Prime Holdings, Inc.[a]	1,333,366,572	—		558,990,600	774,375,972
Yandex NV, Cl. Aa	13,981,660	2,400,860		—	16,382,520
Youku Tudou, Inc., ADR[a]	2,059,046	3,816,724		—	5,875,770
Zee Entertainment Enterprises Ltd.	80,902,731	315,132,274		1,573,988	82,461,017

		Value		Income	Realized Gain (Loss)
B2W Compania Global Do Varejo		$80,786,052		$—	$—
Banco Davivienda SA, Preference		166,156,224		1,681,476	—
Carlsberg AS, Cl. Ba		—	[b]	—	(9,739,576)
CFAO		—		—	37,261,122
Colgate-Palmolive India Ltd.		170,046,656		2,599,823	682,005
Ctrip.com International Ltd., ADR		248,105,376		—	(13,637,143)
Diagnosticos da America SA		179,120,218		—	—
E-Mart Co. Ltd.		287,252,752		1,770,337	(3,678,401)
Epistar Corp.		118,552,348		230,062	—
Estacio Participacoes SA		303,036,791		—	—
Home Inns & Hotels Management, Inc., ADR		128,080,153		—	—
Jollibee Foods Corp.		171,780,601		1,530,587	80,814
Kroton Educacional SA		292,337,228		—	1,466,107
Lojas Americanas SA, Preference		420,602,318		802,212	—
Magnit[a]		—	[b]	138,156	103,415,343
Magnit OJSC, Sponsored GDR		—		491,022	62,862,026
MegaStudy Co. Ltd. [a]		—	[b]	760,029	(42,716,333)
MercadoLibre, Inc.		211,808,985		242,772	—
MRV Engenharia e Participacoes SA		180,474,866		—	—
New Oriental Education & Technology Group, Inc., Sponsored ADR		158,959,578		—	—
NHN Corp.		713,862,624		1,280,010	20,283,852

OPPENHEIMER DEVELOPING MARKETS FUND	15

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Statement of Investments (Continued)

	Value		Income	Realized Gain (Loss)
Oppenheimer Institutional Money Market Fund, Cl. E	$2,052,052,399		$1,187,880	$—
Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H	163,479,099		100,537	—
Shinsegae Co. Ltd.	147,498,758		549,160	—
Sinopharm Group Co. Ltd., Cl. H	149,703,760		—	—
SM Prime Holdings, Inc. [a]	—	[b]	—	108,280,889
Yandex NV, Cl. Aa	—	[b]	—	—
Youku Tudou, Inc., ADR[a]	—	[b]	—	—
Zee Entertainment Enterprises Ltd.	332,693,562		—	1,385,093
	$6,676,390,348		$13,364,063	$265,945,798

a. No longer an affiliate as of February 28, 2013

b. The security is no longer an affiliate, therefore, the value has been excluded from this table.

2. Non-income producing security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $362,781,741 or 1.10% of the Fund’s net assets as of February 28, 2013.

4. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

5. Rate shown is the 7-day yield as of February 28, 2013.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent
China	$4,347,309,145	13.2%
India	4,192,899,647	12.7
Brazil	3,698,085,149	11.3
United Kingdom	2,518,088,949	7.6
Mexico	2,143,617,573	6.4
United States	2,052,052,399	6.2
Russia	1,997,829,023	6.0
Hong Kong	1,524,970,707	4.6
Turkey	1,224,539,761	3.7
South Korea	1,157,370,972	3.5
South Africa	862,971,723	2.6
Philippines	858,401,230	2.6
Denmark	832,038,285	2.5
Colombia	760,529,207	2.4
Italy	709,158,935	2.1
Taiwan	684,788,061	2.1
Indonesia	513,096,820	1.6
Luxembourg	405,522,364	1.2
Nigeria	359,709,635	1.1
Netherlands	353,593,517	1.1
UAE	270,257,337	0.8
Peru	224,307,106	0.7
Malaysia	223,772,081	0.7
Argentina	211,808,985	0.6
Chile	200,339,329	0.6
Singapore	189,009,897	0.6

16	OPPENHEIMER DEVELOPING MARKETS FUND

Footnotes to Statement of Investments (Continued)

Geographic Holdings (Continued)	Value	Percent

Thailand	$187,415,153	0.6%
Egypt	150,256,596	0.5
Switzerland	98,433,457	0.3
Vietnam	39,055,828	0.1

Total	$32,991,228,871	100.0%

Spot Currency Exchange Contracts as of February 28, 2013 are as follows:

Broker/Contract Description	Buy/ Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation

Credit Suisse
Hong Kong Dollar (HKD)	Buy	50,220	HKD	3/1/13	$6,475,347	$ 1,536	$ –

Goldman Sachs & Co.
British Pound (GBP)	Buy	4,631	GBP	3/4/13	7,025,484	18,052	–

Morgan Stanley & Co., Inc.:
Hong Kong Dollar (HKD)	Buy	205,928	HKD	3/4/13	26,552,228	2,602	–
Turkish Lira (TRY)	Sell	3,469	TRY	3/4/13	1,928,459	1,460	–

						4,062	–

Nomura Securities
Euro (EUR)	Sell	3,283	EUR	3/4/13	4,285,917	12,353	–

RBS Greenwich Capital
British Pound (GBP)	Sell	23	GBP	3/4/13	34,912	52	–

State Street:
British Pound (GBP)	Buy	39,479	GBP	3/1/13-3/5/13	59,891,420	110,291	9,322
Euro (EUR)	Sell	4,965	EUR	3/1/13	6,481,654	–	3,431

						110,291	12,753

Total unrealized appreciation and depreciation						$ 146,346	$ 12,753

See accompanying Notes to Financial Statements.

OPPENHEIMER DEVELOPING MARKETS FUND	17

STATEMENT OF ASSETS AND LIABILITIES February 28, 2013 / Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $20,958,205,152)	$26,314,838,523
Affiliated companies (cost $6,248,421,414)	6,676,390,348

32,991,228,871

Cash	56,246,546

Cash—foreign currencies (cost $2,259,482)	2,191,168

Unrealized appreciation on foreign currency exchange contracts	146,346

Receivables and other assets:
Shares of beneficial interest sold	148,802,968
Investments sold	51,951,274
Dividends	18,264,639
Other	1,453,004

Total assets	33,270,284,816

Liabilities
Unrealized depreciation on foreign currency exchange contracts	12,753

Payables and other liabilities:
Investments purchased	349,840,452
Shares of beneficial interest redeemed	45,148,438
Foreign capital gains tax	21,133,247
Transfer and shareholder servicing agent fees	4,461,841
Distribution and service plan fees	3,090,608
Trustees’ compensation	1,481,193
Shareholder communications	149,449
Other	2,556,396

Total liabilities	427,874,377

Net Assets	$32,842,410,439

Composition of Net Assets
Additional paid-in capital	27,694,068,774

Accumulated net investment loss	(132,544,480)

Accumulated net realized loss on investments and foreign currency transactions	(481,773,476)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	5,762,659,621

Net Assets	$32,842,410,439

18	OPPENHEIMER DEVELOPING MARKETS FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $12,936,089,381 and 363,304,643 shares of beneficial interest outstanding)	$35.61
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$37.78

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $183,146,370 and 5,237,186 shares of beneficial interest outstanding)	$34.97

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,324,098,201 and 68,146,370 shares of beneficial interest outstanding)	$34.10

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,290,469,564 and 36,648,399 shares of beneficial interest outstanding)	$35.21

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $908,074,685 and 26,412,261 shares of beneficial interest outstanding)	$34.38

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $15,200,532,238 and 431,801,142 shares of beneficial interest outstanding)	$35.20

See accompanying Notes to Financial Statements.

OPPENHEIMER DEVELOPING MARKETS FUND	19

STATEMENT OF OPERATIONS For the Six Months Ended February 28, 2013 / Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $5,225,998)	$94,266,036
Affiliated companies (net of foreign withholding taxes of $1,493,712)	13,364,063

Interest	4,831

Other income	30,240

Total investment income	107,665,170

Expenses
Management fees	112,251,073

Distribution and service plan fees:
Class A	14,267,539
Class B	910,045
Class C	10,765,127
Class N	2,066,199

Transfer and shareholder servicing agent fees:
Class A	14,272,185
Class B	318,944
Class C	2,078,847
Class I	137,100
Class N	2,015,524
Class Y	10,884,614

Shareholder communications:
Class A	252,979
Class B	13,838
Class C	54,866
Class I	1,583
Class N	13,075
Class Y	191,419

Custodian fees and expenses	6,466,897

Trustees’ compensation	324,756

Other	2,079,633

Total expenses	179,366,243
Less waivers and reimbursements of expenses	(1,204,800)

Net expenses	178,161,443

Net Investment Loss	(70,496,273)

20	OPPENHEIMER DEVELOPING MARKETS FUND

Realized and Unrealized Gain
Net realized gain on:
Investments from:
Unaffiliated companies (net of foreign capital gains tax of $ 207,463)	$36,916,678
Affiliated companies	265,945,798
Foreign currency transactions	42,359,915

Net realized gain	345,222,391

Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $ 11,222,443)	2,393,153,926
Translation of assets and liabilities denominated in foreign currencies	156,682,793

Net change in unrealized appreciation/depreciation	2,549,836,719

Net Increase in Net Assets Resulting from Operations	$2,824,562,837

See accompanying Notes to Financial Statements.

OPPENHEIMER DEVELOPING MARKETS FUND	21

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Operations
Net investment income (loss)	$(70,496,273)	$160,107,574
Net realized gain (loss)	345,222,391	(376,850,378)
Net change in unrealized appreciation/depreciation	2,549,836,719	7,378,045
Net increase (decrease) in net assets resulting from operations	2,824,562,837	(209,364,759)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(46,276,681)	(179,983,152)
Class B	—	(1,405,082)
Class C	—	(22,156,509)
Class I	(7,861,827)	—
Class N	(1,192,981)	(8,818,276)
Class Y	(92,121,685)	(188,402,503)
	(147,453,174)	(400,765,522)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	1,031,075,410	321,168,686
Class B	(14,893,650)	(41,404,741)
Class C	90,101,571	26,167,817
Class I	617,778,223	588,587,104
Class N	74,893,992	171,910,918
Class Y	2,803,914,407	2,938,509,695
	4,602,869,953	4,004,939,479
Net Assets
Total increase	7,279,979,616	3,394,809,198
Beginning of period	25,562,430,823	22,167,621,625
End of period (including accumulated net investment income (loss) of $(132,544,480) and $85,404,967, respectively)	$32,842,410,439	$25,562,430,823

See accompanying Notes to Financial Statements.

22	OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$32.25	$33.15	$29.83	$24.38	$41.13	$48.37
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.10)	0.19	0.68 [2]	0.13	0.21	0.55
Net realized and unrealized gain (loss)	3.60	(0.53)	2.69	5.44	(8.08)	(1.11)
Total from investment operations	3.50	(0.34)	3.37	5.57	(7.87)	(0.56)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.56)	(0.05)	(0.12)	(0.56)	(0.45)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(8.32)	(6.23)
Total dividends and/or distributions to shareholders	(0.14)	(0.56)	(0.05)	(0.12)	(8.88)	(6.68)
Net asset value, end of period	$35.61	$32.25	$33.15	$29.83	$24.38	$41.13

Total Return, at Net Asset Value[3]	10.87%	(0.89)%	11.28%	22.85%	(5.68)%	(3.59)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,936,089	$10,784,891	$10,802,874	$8,184,698	$5,388,513	$7,109,601
Average net assets (in thousands)	$11,879,598	$10,327,349	$11,015,700	$7,065,585	$3,900,019	$8,667,934
Ratios to average net assets:[4]
Net investment income (loss)	(0.57)%	0.61%	1.94%[2]	0.47%	0.97%	1.16%
Total expenses[5]	1.33%	1.36%	1.30%	1.35%	1.43%	1.27%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.32%	1.36%	1.30%	1.35%	1.43%	1.27%
Portfolio turnover rate	12%	20%	34%	33%	55%	51%

OPPENHEIMER DEVELOPING MARKETS FUND	23

FINANCIAL HIGHLIGHTS (Continued)

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share and the net investment income ratio include $0.47 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2013	1.34%
Year Ended August 31, 2012	1.36%
Year Ended August 31, 2011	1.30%
Year Ended August 31, 2010	1.35%
Year Ended August 31, 2009	1.43%
Year Ended August 31, 2008	1.27%

See accompanying Notes to Financial Statements.

24	OPPENHEIMER DEVELOPING MARKETS FUND

Class B	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$31.68	$32.48	$29.43	$24.17	$40.56	$47.75

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.24)	(0.09)	0.34 [2]	(0.12)	0.03	0.17
Net realized and unrealized gain (loss)	3.53	(0.49)	2.71	5.38	(7.88)	(1.09)

Total from investment operations	3.29	(0.58)	3.05	5.26	(7.85)	(0.92

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.22)	0.00	0.00	(0.22)	(0.04
Distributions from net realized gain	0.00	0.00	0.00	0.00	(8.32)	(6.23

Total dividends and/or distributions to shareholders	0.00	(0.22)	0.00	0.00	(8.54)	(6.27)

Net asset value, end of period	$34.97	$31.68	$32.48	$29.43	$24.17	$40.56

Total Return, at Net Asset Value[3]	10.39%	(1.73)%	10.36%	21.76%	(6.43)%	(4.30)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$183,146	$179,874	$228,170	$212,590	$181,249	$235,659

Average net assets (in thousands)	$184,631	$189,982	$259,240	$205,371	$137,455	$307,320

Ratios to average netassets:[4]
Net investment income (loss)	(1.42)%	(0.28)%	0.98%[2]	(0.43)%	0.14%	0.35%
Total expenses[5]	2.20%	2.24%	2.14%	2.21%	2.23%	2.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.19%	2.22%	2.14%	2.21%	2.22%	2.02%

Portfolio turnover rate	12%	20%	34%	33%	55%	51%

OPPENHEIMER DEVELOPING MARKETS FUND	25

FINANCIAL HIGHLIGHTS (Continued)

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share and the net investment income ratio include $0.46 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2013	2.21%
Year Ended August 31, 2012	2.24%
Year Ended August 31, 2011	2.14%
Year Ended August 31, 2010	2.21%
Year Ended August 31, 2009	2.23%
Year Ended August 31, 2008	2.02%

See accompanying Notes to Financial Statements.

26	OPPENHEIMER DEVELOPING MARKETS FUND

Class C	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$30.87	$31.74	$28.72	$23.56	$39.91	$47.11

Income (loss) from investment operations: Net investment income (loss)[1]	(0.21)	(0.02)	0.43 [2]	(0.06)	0.05	0.20
Net realized and unrealized gain (loss)	3.44	(0.51)	2.59	5.23	(7.85)	(1.08)

Total from investment operations	3.23	(0.53)	3.02	5.17	(7.80)	(0.88)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.34)	0.00	(0.01)	(0.23)	(0.09)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(8.32)	(6.23)

Total dividends and/or distributions to shareholders	0.00	(0.34)	0.00	(0.01)	(8.55)	(6.32)

Net asset value, end of period	$34.10	$30.87	$31.74	$28.72	$23.56	$39.91

Total Return, at Net Asset Value[3]	10.50%	(1.57)%	10.52%	21.95%	(6.36)%	(4.28)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,324,098	$2,024,406	$2,060,954	$1,374,711	$768,598	$923,115

Average net assets (in thousands)	$2,183,643	$1,974,630	$2,014,543	$1,127,812	$532,652	$1,126,359

Ratios to average net assets:[4]
Net investment income (loss)	(1.27)%	(0.08)%	1.30%[2]	(0.20)%	0.25%	0.43%
Total expenses[5]	2.03%	2.05%	2.01%	2.07%	2.13%	1.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.02%	2.05%	2.01%	2.07%	2.13%	1.99%

Portfolio turnover rate	12%	20%	34%	33%	55%	51%

OPPENHEIMER DEVELOPING MARKETS FUND	27

FINANCIAL HIGHLIGHTS (Continued)

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share and the net investment income ratio include $0.45 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2013	2.04%
Year Ended August 31, 2012	2.05%
Year Ended August 31, 2011	2.01%
Year Ended August 31, 2010	2.07%
Year Ended August 31, 2009	2.13%
Year Ended August 31, 2008	1.99%

See accompanying Notes to Financial Statements.

28	OPPENHEIMER DEVELOPING MARKETS FUND

Class I	Six Months Ended February 28, 2013 (Unaudited)	Period Ended August 31, 2012[1]
Per Share Operating Data
Net asset value, beginning of period	$31 .97	$28 .91
Income (loss) from investment operations:
Net investment income (loss)[2]	(0 .02)	0 .30
Net realized and unrealized gain	3 .56	2 .76
Total from investment operations	3 .54	3 .06
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .30)	0 .00
Distributions from net realized gain	0 .00	0 .00
Total dividends and/or distributions to shareholders	(0 .30)	0 .00
Net asset value, end of period	$35 .21	$31 .97

Total Return, at Net Asset Value[3]	11 .11%	10 .58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,290,470	$597,537
Average net assets (in thousands)	$928,228	$156,814
Ratios to average net assets:[4]
Net investment income (loss)	(0 .15)%	1 .46%
Total expenses[5]	0 .87%	0 .88%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0 .86%	0 .88%
Portfolio turnover rate	12%	20%

1. For the period from December 29, 2011 (inception of offering) to August 31, 2012.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2013	0 .88%
Period Ended August 31, 2012	0 .88%

See accompanying Notes to Financial Statements.

OPPENHEIMER DEVELOPING MARKETS FUND	29

FINANCIAL HIGHLIGHTS (Continued)

Class N	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Year Ended August 31, 2011		Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$31 .11	$32 .00	$28 .87		$23 .64	$40 .21	$47 .44
Income (loss) from investment operations:
Net investment income (loss)[1]	(0 .16)	0 .09	0 .55	[2]	0 .03	0 .12	0 .36
Net realized and unrealized gain
(loss)	3 .48	(0 .52)	2 .58		5 .26	(7 .95)	(1 .09)
Total from investment operations	3 .32	(0 .43)	3 .13		5 .29	(7 .83)	(0 .73)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .05)	(0 .46)	0 .00		(0 .06)	(0 .42)	(0 .27)
Distributions from net realized gain	0 .00	0 .00	0 .00		0 .00	(8 .32)	(6 .23)
Total dividends and/or distributions to shareholders	(0 .05)	(0 .46)	0 .00		(0 .06)	(8 .74)	(6 .50)
Net asset value, end of period	$34 .38	$31 .11	$32 .00		$28 .87	$23 .64	$40 .21

Total Return, at Net Asset Value[3]	10 .67%	(1 .24)%	10 .84%		22 .39%	(6 .00)%	(3 .98)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$908,075	$753,301	$595,681		$388,942	$257,960	$282,921
Average net assets (in thousands)	$842,115	$648,741	$571,562		$337,841	$174,883	$365,943
Ratios to average net assets:[4]
Net investment income (loss)	(0 .95)%	0 .31%	1 .63%	[2]	0 .12%	0 .60%	0 .77%
Total expenses[5]	1 .82%	1 .87%	1 .77%		1 .83%	2 .07%	1 .69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1 .70%	1 .70%	1 .70%		1 .71%	1 .77%	1 .68%
Portfolio turnover rate	12%	20%	34%		33%	55%	51%

30	OPPENHEIMER DEVELOPING MARKETS FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share and the net investment income ratio include $0.46 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2013	1 .83%
Year Ended August 31, 2012	1 .87%
Year Ended August 31, 2011	1 .77%
Year Ended August 31, 2010	1 .83%
Year Ended August 31, 2009	2 .07%
Year Ended August 31, 2008	1 .69%

See accompanying Notes to Financial Statements.

OPPENHEIMER DEVELOPING MARKETS FUND	31

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$31.94	$32.85	$29.55	$24.13	$41.18	$48.43
Income (loss) from investment operations:
Net investment income
(loss)[1]	(0.04)	0.31	0.84 [2]	0.25	0.27	0.76
Net realized and unrealized gain (loss)	3.55	(0.54)	2.60	5.35	(8.21)	(1.16)
Total from investment operations	3.51	(0.23)	3.44	5.60	(7.94)	(0.40)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.68)	(0.14)	(0.18)	(0.79)	(0.62)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(8.32)	(6.23)
Total dividends and/or distributions to shareholders	(0.25)	(0.68)	(0.14)	(0.18)	(9.11)	(6.85)
Net asset value, end of period	$35.20	$31.94	$32.85	$29.55	$24.13	$41.18

Total Return, at Net Asset Value[3]	11.02%	(0.55)%	11.62%	23.22%	(5.45)%	(3.29)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,200,532	$11,222,422	$8,479,943	$4,046,330	$1,788,541	$761,817
Average net assets (in thousands)	$13,002,590	$9,679,262	$7,355,168	$2,838,047	$1,073,863	$699,864
Ratios to average net assets:[4]
Net investment income (loss)	(0.26)%	0.99%	2.42%[2]	0.89%	1.37%	1.63%
Total expenses[5]	1.01%	1.03%	1.00%	1.04%	1.08%	0.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.03%	1.00%	1.04%	1.08%	0.95%
Portfolio turnover rate	12%	20%	34%	33%	55%	51%

32	OPPENHEIMER DEVELOPING MARKETS FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share and the net investment income ratio include $0.47 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2013	1.02%
Year Ended August 31, 2012	1.03%
Year Ended August 31, 2011	1.00%
Year Ended August 31, 2010	1.04%
Year Ended August 31, 2009	1.08%
Year Ended August 31, 2008	0.95%

See accompanying Notes to Financial Statements.

OPPENHEIMER DEVELOPING MARKETS FUND	33

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Developing Markets Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to aggressively seek capital appreciation. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund

34	OPPENHEIMER DEVELOPING MARKETS FUND

1. Significant Accounting Policies (Continued)

(“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

OPPENHEIMER DEVELOPING MARKETS FUND	35

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

During the fiscal year ended August 31, 2012, the Fund utilized did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended August 31, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2015	$13,912,245
2016	3,478,061
2018	397,683,597
No expiration	386,992,806

Total	$802,066,709

As of February 28, 2013, it is estimated that the capital loss carryforwards would be $415,073,903 expiring by 2018 and $41,770,415 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended February 28, 2013, it is estimated that the Fund will utilize $345,222,391 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$27,230,773,200
Federal tax cost of other investments	2,259,482

Total federal tax cost	$27,233,032,682

Gross unrealized appreciation	$8,165,241,814
Gross unrealized depreciation	(2,404,854,457)

Net unrealized appreciation	$5,760,387,357

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with

36	OPPENHEIMER DEVELOPING MARKETS FUND

1. Significant Accounting Policies (Continued)

respect to their benefits under the Plan. During the six months ended February 28, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$67,071
Payments Made to Retired Trustees	88,252
Accumulated Liability as of February 28, 2013	638,978

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

OPPENHEIMER DEVELOPING MARKETS FUND	37

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and

38	OPPENHEIMER DEVELOPING MARKETS FUND

2. Securities Valuation (Continued)

“asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third- party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

OPPENHEIMER DEVELOPING MARKETS FUND	39

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third- party pricing vendors
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

40	OPPENHEIMER DEVELOPING MARKETS FUND

2. Securities Valuation (Continued)

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of February 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$4,031,131,375	$189,009,897	$—	$4,220,141,272
Consumer Staples	6,342,061,922	751,799,706	—	7,093,861,628
Energy	2,679,331,935	463,365,071	—	3,142,697,006
Financials	5,800,631,804	187,415,153	—	5,988,046,957
Health Care	889,608,689	—	—	889,608,689
Industrials	1,079,016,113	225,520,619	—	1,304,536,732
Information Technology	4,182,738,809	978,546,246	—	5,161,285,055
Materials	1,564,711,215	—	—	1,564,711,215
Telecommunication Services	1,273,053,290	—	—	1,273,053,290
Investment Companies	2,312,660,787	—	—	2,312,660,787
Rights, Warrants and Certificates	—	1,570,412	—	1,570,412
Structured Securities	—	39,055,828	—	39,055,828
Total Investments, at Value	30,154,945,939	2,836,282,932	$—	32,991,228,871
Other Financial Instruments:
Foreign currency exchange
contracts	—	146,346	—	146,346
Total Assets	$30,154,945,939	$2,836,429,278	$—	$32,991,375,217

Liabilities Table
Other Financial Instruments:
Foreign currency exchange
contracts	$—	$(12,753)	$—	$(12,753)
Total Liabilities	$—	$(12,753)	$—	$(12,753)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

OPPENHEIMER DEVELOPING MARKETS FUND	41

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Securities Valuation (Continued)

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfers out of Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$461,237,817	$(163,590,842)	$163,590,842	$(461,237,817)
Consumer Staples	479,750,147	(614,835,078)	614,835,078	(479,750,147)
Energy	214,117,716	(268,018,255)	268,018,255	(214,117,716)
Financials	452,620,917	(149,945,428)	149,945,428	(452,620,917)
Industrials	110,357,059	(180,830,921)	180,830,921	(110,357,059)
Information Technology	359,285,918	(800,069,964)	800,069,964	(359,285,918)
Total Assets	$2,077,369,574	$(2,177,290,488)	$2,177,290,488	$(2,077,369,574)

*Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

**Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended February 28, 2013		Year Ended August 31, 2012[1]
	Shares	Amount	Shares	Amount
Class A
Sold	73,233,906	$2,567,801,807	113,073,202	$3,579,619,517
Dividends and/or distributions reinvested	1,249,029	42,754,268	5,575,697	166,883,335
Redeemed	(45,632,885)	(1,579,480,665)	(110,072,018)	(3,425,334,166)
Net increase	28,850,050	$1,031,075,410	8,576,881	$321,168,686

Class B
Sold	158,340	$5,475,860	1,220,711	$38,155,960
Dividends and/or distributions reinvested	—	—	42,362	1,252,648
Redeemed	(599,577)	(20,369,510)	(2,608,993)	(80,813,349)
Net decrease	(441,237)	$(14,893,650)	(1,345,920)	$(41,404,741)

Class C
Sold	9,233,156	$311,061,546	14,485,934	$441,236,292
Dividends and/or distributions reinvested	—	—	599,958	17,266,780
Redeemed	(6,668,424)	(220,959,975)	(14,433,878)	(432,335,255)
Net increase	2,564,732	$90,101,571	652,014	$26,167,817

42	OPPENHEIMER DEVELOPING MARKETS FUND

3. Shares of Beneficial Interest (Continued)

	Six Months Ended February 28, 2013		Year Ended August 31, 2012[1]
	Shares	Amount	Shares	Amount
Class I
Sold	19,542,450	$672,600,994	19,005,352	$598,520,290
Dividends and/or distributions reinvested	199,291	6,740,013	—	—
Redeemed	(1,784,448)	(61,562,784)	(314,246)	(9,933,186)

Net increase	17,957,293	$617,778,223	18,691,106	$588,587,104

Class N
Sold	5,114,092	$172,694,723	11,024,212	$337,544,792
Dividends and/or distributions reinvested	33,628	1,112,411	281,100	8,135,043
Redeemed	(2,946,659)	(98,913,142)	(5,706,983)	(173,768,917)

Net increase	2,201,061	$74,893,992	5,598,329	$171,910,918

Class Y
Sold	125,382,917	$4,348,288,125	180,143,266	$5,634,105,379
Dividends and/or distributions reinvested	2,056,262	69,542,773	4,860,731	143,924,559
Redeemed	(47,044,283)	(1,613,916,491)	(91,706,543)	(2,839,520,243)

Net increase	80,394,896	$2,803,914,407	93,297,454	$2,938,509,695

1. For the year ended August 31, 2012, for Class A, Class B, Class C, Class N and Class Y shares, and for the period from December 29, 2011 (inception of offering) to August 31, 2012, for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended February 28, 2013, were as follows:

	Purchases	Sales
Investment securities	$6,952,332,326	$3,423,072,758

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $250 million	1.00%
Next $250 million	0.95
Next $500 million	0.90
Next $6 billion	0.85
Next $3 billion	0.80
Next $20 billion	0.75
Over $30 billion	0.74

OPPENHEIMER DEVELOPING MARKETS FUND	43

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

5. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge

44	OPPENHEIMER DEVELOPING MARKETS FUND

5. Fees and Other Transactions with Affiliates (Continued)

of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2012 were as follows:

Class C	$26,177,631
Class N	10,470,320

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
February 28, 2013	$1,300,243	$21,866	$207,436	$106,750	$2,673

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended February 28, 2013, the Manager waived fees and/or reimbursed the Fund $727,675 for IMMF management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended February 28, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class B	$ 5,302
Class N	471,823

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

OPPENHEIMER DEVELOPING MARKETS FUND	45

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

46	OPPENHEIMER DEVELOPING MARKETS FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of February 28, 2013, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $146,346, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

OPPENHEIMER DEVELOPING MARKETS FUND	47

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Valuations of derivative instruments as of February 28, 2013 are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$146,346	Unrealized depreciation on foreign currency exchange contracts	$12,753

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions
Foreign exchange contracts	$(1,583,402)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies
Foreign exchange contracts	$81,530

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the six months ended February 28, 2013, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $74,155,047 and $42,780,329, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

48	OPPENHEBIMER DEVELOPING MARKETS FUND

7. Subsequent Event

Effective as of the close of the New York Stock Exchange (NYSE) on April 12, 2013, the Fund will no longer accept purchase orders from new investors and existing Fund shareholders will no longer be able to purchase new shares or exchange shares of other funds into the Fund except in certain limited circumstances as described in the Fund’s prospectus.

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OFI, OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and

OPPENHEIMER DEVELOPING MARKETS FUND	49

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

8. Pending Litigation (Continued)

AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

50	OPPENHEIMER DEVELOPING MARKETS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

The Board of Trustees (the “Board”), including a majority of the independent Trustees, approved a restated investment advisory agreement between OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and the Fund and a sub-advisory agreement between OFI Global and OFI whereby OFI will provide investment sub-advisory services to the Fund (collectively, the “Agreements”). The Agreements were approved in connection with OFI’s proposal to modify its corporate structure effective January 1, 2013. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services to be provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States.

OPPENHEIMER DEVELOPING MARKETS FUND	51

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Justin Leverenz, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager, Sub-Adviser and the Fund. Throughout the year, the Sub-Adviser provided information on the investment performance of the Fund, the Manager and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Manager, Sub-Adviser and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load emerging markets funds. The Board noted that the Fund’s one-, three-, five- and ten-year performance was better than its peer group median.

Costs of Services by the Manager. The Board reviewed the fees to be paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load emerging markets funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual and contractual management fees, as well as total expenses, were lower than its expense group median and average.

Economies of Scale and Profits Realized by the Manager and Sub-Adviser. The Board considered information regarding the Sub-Adviser’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

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Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager and Sub-Adviser within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management will serve as the investment adviser to the Fund in place of OFI under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global entered into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with OFI to provide investment sub-advisory services to the Fund. OFI Global will pay the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until September 30, 2013. Prior to January 1, 2013, the Board decided to continue the investment advisory agreement with OFI, which terminated upon the effectiveness of the Restated Advisory Agreement and Sub-Advisory Agreement (“Prior Agreement”).

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Prior Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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OPPENHEIMER DEVELOPING MARKETS FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Advisory Board Member
Phillip A. Griffiths, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Advisory Board Member
Mary Ann Tynan, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., President and Principal Executive Officer
Justin Leverenz, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2013 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER DEVELOPING MARKETS FUND	55

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

56	OPPENHEIMER DEVELOPING MARKETS FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RS0785.001.0213 April 19, 2013

OppenheimerFunds®
Distributor, Inc.

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Developing Markets Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 4/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 4/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date: 4/11/2013